EXHIBIT 10.2


                      SECOND AMENDMENT TO LETTER AGREEMENT

THIS SECOND AMENDMENT TO LETTER AGREEMENT (the "Second Amendment") is made on the 16th day of November, 2001, and is by and between United Financial Corp., a Minnesota corporation (the "Borrower"), and Wells Fargo Bank Minnesota, National Association, a national banking association ("Wells Fargo").

REFERENCE IS HEREBY MADE to that certain letter loan agreement dated November 17, 1999, as amended by a First Amendment to Letter Agreement dated September 29, 2000 (as amended, the "Agreement"), made between the Borrower and Wells Fargo. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, pursuant to the provisions of the Agreement, Wells Fargo is the holder of that certain revolving promissory note dated September 29, 2000, in the face amount of $3,000,000.00, made by the Borrower and payable to Wells Fargo (the "Note");

WHEREAS, the Borrower has requested Wells Fargo to renew the Line and correspondingly the Note from October 30, 2001 to October 30, 2002; and,

WHEREAS, Wells Fargo is willing to grant the Borrower's request, subject to the provisions of this Second Amendment;

NOW, THEREFORE, in consideration of the premises and for other valuable consideration received, it is agreed as follows:

       1. The first sentence of Section 1 of the Agreement is hereby amended so that, when read in its entirety, it provides as follows:

                     "From time to time until October 30, 2002 (the "Termination Date") the Borrower may request advances under the Line in an aggregate principal amount not exceeding $3,000,000.00, at any one time outstanding."

       2. Simultaneously with the execution of this Second Amendment, the Borrower shall execute and deliver to Wells Fargo, in form and content acceptable to Wells Fargo, a new promissory note (which, for purposes of this Second Amendment only, shall be referred to herein as the "New Note") in the face amount of $3,000,000.00. Upon the execution and delivery to Wells Fargo of the New Note, the outstanding principal of, and accrued but unpaid interest on, the Note shall be deemed, respectively, the outstanding principal balance of, and accrued but unpaid interest on, the New Note. The New Note shall replace, but shall not be deemed payment or satisfaction of the Note. All references in the Loan Agreement to the "Note" shall be deemed to mean the New Note as modified herein.

       3. The Borrower hereby represents and warrants to Wells Fargo as follows:

              A. As of the date of this Second Amendment, the outstanding principal balance of the Note is $1,000,000.00.

              B. The Agreement, Note and New Note constitute valid, legal and binding obligations owed by the Borrower to Wells Fargo, subject to no counterclaim, defense, offset, abatement or recoupment.


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United Financial Corp.
Second Amendment To Letter Agreement
Effective date: October 30, 2001

              C. As of the date of this Second Amendment, (i) the representations and warranties set forth in Subsections A, E and G of the Section 9 of the Agreement are each true; and (ii) there exists no Event of Default under the Agreement, nor does there exist any event which, with the giving of notice or the passage of time, or both, could become such an Event of Default.

              D. The execution, delivery and performance of this Second Amendment and the New Note by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

              E. All financial statements delivered to Wells Fargo by or on behalf of the Borrower, including any schedules and notes pertaining thereto, have been prepared in accordance with Generally Accepted Accounting Principles consistently applied, and fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the financial condition or business of the Borrower from December 31, 2000, to the date hereof.

       4. Upon request, the Borrower shall deliver to Wells Fargo a Corporate Certificate of Authority as of the date of this Second Amendment, and in form and content acceptable to Wells Fargo.

       5. This Second Amendment shall be deemed effective as of October 30, 2001.

       6. Except as expressly modified by this Second Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Borrower and Wells Fargo have executed this Second Amendment on the date first written above. Without limiting the generality of the foregoing, all indebtedness under the Line shall continue to be secured by that certain Security Agreement/Collateral Pledge Agreement executed by the Borrower and dated November 18, 1999, which has been duly executed by the Borrower for the benefit of Wells Fargo, and which remains unchanged and in full force and effect.

UNITED FINANCIAL CORP.                     WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION



By: /s/ Kurt R. Weise                       By: /s/ Michael E. Bodeen
    ---------------------                       ---------------------

Its: President & CEO                       Its: Vice President
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